SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


     THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is dated and effective as of July 31, 1998 (the "Second Amendment"), among OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Borrower"), AMERICAN AVIATION L.L.C., a Missouri limited liability company ("Aviation"), OMNI MARINE & SUPPLY, INC., a Louisiana corporation ("Marine"), HAMILTON DRILL TECH INC., an Alberta, Canada corporation ("Hamilton"), and HIBERNIA NATIONAL BANK, a national banking association (the "Bank").

                           W I T N E S S E T H:

     WHEREAS, the Borrower, Aviation, Marine, and the Bank have heretofore entered into an Amended and Restated Loan Agreement dated as of January 20, 1998, as amended by First Amendment thereto dated as of March 31, 1998 (as so amended, the "Loan Agreement"), pursuant to which the Bank established in favor of the Borrower certain credit facilities consisting of Acquisition Loans, Revolving Loans, and a Term Loan;

     WHEREAS, subsequent to the execution of the Loan Agreement, Hamilton became a wholly-owned subsidiary of the Borrower;

     WHEREAS, the Loans by the Bank to the Borrower are guaranteed, IN SOLIDO, by Aviation, Marine, and Hamilton as the Guarantors;

     WHEREAS, the parties desire to amend and supplement the Loan Agreement to allow Revolving Loans by the Bank to the Borrower under the Revolving Loan Commitment to finance the Borrower's acquisition of parts and supplies;

     WHEREAS, the Borrower, with the consent of the Guarantors, has requested that the Bank make Revolving Loans to the Borrower, the proceeds of which shall be used by the Borrower to capitalize Omni International Energy Services, Ltd., a Cayman Islands corporation, and said corporation's participation in a foreign joint venture; and

     WHEREAS, subject to the terms and conditions of the Loan Agreement, as amended by this Second Amendment, the Bank is willing to make the Revolving Loan(s) mentioned in the preceding paragraph.

     NOW, THEREFORE, THE PARTIES HERETO, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH AND INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

     1. DEFINED TERMS. Capitalized terms used herein which are defined in the Loan Agreement are used herein with such defined meanings.

     2.   DEFINED TERMS REVISION.

          (a) The definition of the term "Borrowing Base Amount" appearing in Section 1.1 on page 3 of the Loan Agreement is hereby deleted and restated as follows:

               "BORROWING BASE AMOUNT" shall mean: (a) for the Revolving Loan Commitment, at any time, based upon the most recent timely submitted borrowing base certificate submitted by or on behalf of the Borrower (but not less than on a weekly basis), as the same may be adjusted by the Bank on a daily basis upon review of the Borrower's sales journals and cash receipts and as a result of field examinations of the Collateral (using reasonable lending discretion), the lesser of (i) $10,000,000.00, or (ii) the sum of (x) the amount of Qualified Receivables at such time and (y) advances, using reasonable lending discretion and up to the sublimit (in the aggregate) of $5,000,000.00, to finance the Borrower's acquisition of Eligible Parts and Supplies, which advances are limited to a loan to value ratio of 50%; or (b) for the Acquisition Loan Commitment, the lesser of (i) $9,000,000.00 or (ii) advances for acquisitions of entities by the Borrower are limited to an earnings multiple of less than or equal to 5x projected EBITDA of the entity to be acquired (based upon the Borrower's current dayrates or contracts) and advances for capital expenditures are limited to a loan to value ratio of 75% for geophysical equipment and 80% for aviation equipment. Further, for the Acquisition Loan Commitment, advances to finance the purchase of geophysical equipment are subject to a sublimit (in the aggregate) of $4,000,000.00.


          (b)  The definition of the  term "Guarantor" appearing in Section
1.1 on page 6 of the Loan Agreement is hereby deleted and restated as follows:

               "GUARANTOR" shall mean individually, interchangeably, and collectively, Omni Marine & Supply, Inc., a Louisiana corporation, and its successors and assigns, American Aviation L.L.C., a Missouri limited liability company, and its successors and assigns, and Hamilton Drill Tech Inc., an Alberta corporation, and its successors and assigns, and any wholly-owned Subsidiary of Borrower that the Borrower may hereafter acquire.

          (c)  The definition of  the  term "Guaranty" appearing in Section
1.1 on page 6 of the Loan Agreement is hereby deleted and restated as follows:

               "GUARANTY" shall mean, collectively, that certain Commercial Guaranty dated January 20, 1998 by
               Aviation in favor of the Bank, that certain Commercial Guaranty dated January 20, 1998 by Omni Marine in favor of the Bank, and that certain Commercial Guaranty dated May 19, 1998 by Hamilton in favor of the Bank.

          (d) The definition of the term "Security Agreements" appearing in Section 1.1 on pages 9-10 of the Loan Agreement is hereby deleted and restated as follows:

               "SECURITY AGREEMENTS" shall mean (i) that certain Commercial Security Agreement dated July 19, 1996, by Omni Geophysical in favor of the Bank, as amended by First Amendment thereto dated as of June 13, 1997, by Second Amendment thereto dated as of August 6, 1997, by Third Amendment thereto dated as of September 30, 1997, by Fourth Amendment thereto dated as of November 21, 1997, and by Fifth Amendment thereto dated as of January 20, 1998, affecting all of the properties described therein, (ii) that certain Security Agreement (Fixtures) by Omni Geophysical dated as of June 13, 1997 in favor of the Bank, as amended by First Amendment thereto dated as of January 20, 1998, (iii) the Aircraft Security Agreement, as amended by First Amendment thereto dated as of December 29, 1997, and by Second Amendment thereto dated as of January 20, 1998, (iv) Commercial Security Agreement dated August 6, 1997 by Aviation in favor of the Bank, as amended by First Amendment thereto dated as of January 20, 1998,
               (v) Commercial Security Agreement by the Borrower in favor of the Bank dated as of January 20, 1998,
               (vi) Commercial Security Agreement by Omni Marine dated as of January 20, 1998 in favor of the Bank,
               (vii) Commercial Security Agreement by Hamilton dated as of May 19, 1998 in favor of the Bank,
               (viii) all UCC-1 financing statements, and related documents required by the Bank in connection with any of the foregoing, (ix) all amendments or modifications to any of the foregoing, and (x) all additional security agreements hereafter granted by any Person as security for the Indebtedness, together with any and all amendments or modifications to any of the foregoing.

          (e)  The  definition  of  the  term "Subsidiaries"  appearing  in
Section 1.1 on page 10 of the Loan Agreement is hereby deleted and restated as follows:

               "SUBSIDIARIES" shall mean at any date with respect to any Person all the corporations of which such Person at such date, directly or indirectly, owns 50% or more of the outstanding capital stock (excluding directors' qualifying shares), and "SUBSIDIARY" means any one of the Subsidiaries;
               PROVIDED, HOWEVER, the terms Subsidiary and Subsidiaries shall not include Omni International and Omni South America.

          (f) The following definitions are hereby added to Section 1.1 of the Loan Agreement:

               "ELIGIBLE PARTS AND SUPPLIES" shall mean that portion of the Borrower's equipment consisting of Parts and Supplies in which Bank has a first priority security interest.

               "HAMILTON" shall mean Hamilton Drill Tech Inc., an
               Alberta corporation, together with its successors and assigns.

               "OMNI INTERNATIONAL" shall mean Omni International
               Energy   Services,    Ltd.,   a   Cayman   Islands
               corporation, and its successors and assigns.

               "OMNI SOUTH AMERICA" shall mean Omni International
               Energy  Services-South  America,  Ltd.,  a  Cayman
               Islands  corporation,  and   its   successors  and
               assigns.

               "PARTS AND SUPPLIES" shall mean all parts and supplies purchased by Borrower for use with or integration into Borrower's equipment, of whatever kind. For example, all replacement parts and supplies for Borrower's marsh and/or swamp buggies shall constitute Parts and Supplies.


     3.   REVISIONS TO AFFIRMATIVE COVENANTS.

          (a) Section 11.1(f) of the Loan Agreement is hereby deleted and restated as follows:

               (f) within fifteen (15) days following the end of each calendar month, (i) an aging of each the Borrower's and the Guarantor's Receivables and accounts payable, together with a certificate executed by the chief financial officer(s) of the Borrower and the Guarantor, identifying the amount of Qualified Receivables as of the end of such month, in such form and containing such representations and warranties regarding the Receivables as the Bank may reasonably require and
               (ii) a collateral schedule identifying the Borrower's Eligible Parts and Supplies and itemizing the quantity, cost and extended value of such Eligible Parts and Supplies, certified by the Borrower's chief financial officer, and containing such representations and warranties as the Bank may reasonably require.

          (b) Article XI of the Loan Agreement is hereby amended and supplemented to include the following new covenant as Section 11.19:

               SECTION 11.19. The Borrower agrees that it shall cause Omni International and Omni South America to maintain at all times their respective registers of shareholders at a location in the Cayman Islands.

     4. REVOLVING LOANS FOR ELIGIBLE PARTS AND SUPPLIES. Subject to the terms and conditions of the Loan Agreement, as amended by this Second Amendment, the Bank agrees to make Revolving Loans to the Borrower up to the applicable Borrowing Base Amount and sublimit then in effect to finance the Borrower's acquisition of Eligible Parts and Supplies. For each such requested Revolving Loan by the Borrower, the Borrower shall provide the Bank with a Request for Advance together with a copy of the invoice for the Parts and Supplies to be purchased by the Borrower. The Bank reserves the right (i) to verify and revise, if necessary, the Borrower's computation of the applicable Borrowing Base Amount and sublimit then in effect and (ii) to reject, using reasonable lending discretion, any such Request for Advance. The Bank agrees that its reasonable lending discretion will be exercised in a manner similar to the Bank's review and verification of Qualified Receivables.

     5. REVOLVING LOANS FOR INVESTMENT IN OMNI INTERNATIONAL ENERGY SERVICES, LTD. Subject to the terms and conditions of the Loan Agreement, as amended by this Second Amendment, the Bank agrees to make Revolving Loans to the Borrower in an amount not to exceed $4,200,000.00 (in the aggregate), the proceeds of which shall be used by the Borrower to capitalize Omni International and/or Omni International's participation in a foreign joint venture; PROVIDED, HOWEVER, it is agreed and understood that the availability of such Revolving Loans shall be subject to the Borrowing Base Amount as determined by Qualified Receivables. For each such requested Revolving Loan, the Borrower shall provide the Bank with a Request for Advance. The Bank reserves the right to verify and revise, if necessary, the Borrower's computation of the amount available for advances under the applicable Borrowing Base Amount then in effect, subject to the sublimit. Further, the Bank shall not be obligated to make any such Revolving Loan for the purposes described in this paragraph 5 unless and until all applicable conditions precedent are satisfied, including the conditions specified in the last two sentences of paragraph 9.

     6. REVISION TO USE OF PROCEEDS. Section 2.2.7 of the Loan Agreement is hereby amended and supplemented to permit the use of proceeds from Revolving Loans pursuant to paragraphs 4 and 5 above.

     7.   REVISION  TO  NEGATIVE  COVENANTS.   Section  12.6  of  the  Loan
Agreement is hereby amended and supplemented to include the following as subparagraph (g) of Section 12.6:

               (g) Investment in Omni International and/or in a foreign joint venture participated in by Omni
                    International,  in  an  amount  not to exceed
                    $4,200,000.00 (in the aggregate).

     8. REPRESENTATION: NO DEFAULT. Pursuant to the Security Agreements, the Borrower and the Guarantors agree and acknowledge that any Revolving Loan by the Bank to the Borrower to finance the acquisition of Eligible Parts and Supplies shall be secured, among other Collateral, by a first ranking security interest affecting such Eligible Parts and Supplies in favor of the Bank. Further, on and as of the effective date hereof, and after giving effect to this Second Amendment, the Borrower and the Guarantors confirm, reaffirm and restate the representations and warranties set forth in the Loan Agreement and the Collateral Documents; provided, that each reference to the Loan Agreement herein shall be deemed to include the Loan Agreement as amended by this Second Amendment. The Borrower and the Guarantors also represent and warrant that no Default or Event of Default has occurred and is continuing under the Loan Agreement.

     9. CONFIRMATION OF COLLATERAL DOCUMENTS. All of the liens, privileges, priorities and equities existing and to exist under and in accordance with the terms of the Collateral Documents are hereby renewed, extended and carried forward as security for all of the Loans and all other debts, obligations and liabilities of the Borrower to the Bank. In addition, the parties acknowledge that the Loans are guaranteed IN SOLIDO by Hamilton pursuant to that certain Commercial Guaranty dated as of May 19, 1998 by Hamilton in favor of the Bank. Further, in the event the Bank makes a Revolving Loan(s) to the Borrower (pursuant to a Request(s) for Advance by the Borrower) as set forth in paragraph 5 above, then the Loans shall also be secured by a first priority security interest affecting not less than 65% of all outstanding stock issued by Omni International, granted by the Borrower to the Lender, all in form and substance satisfactory to the Bank and its counsel. In addition, the Borrower agrees to provide the Bank with an opinion of Borrower's counsel regarding the first priority security interest affecting not less than 65% of all outstanding stock issued by Omni International, in form and substance satisfactory to the Bank and its counsel.

     10. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Bank for all legal fees and expenses of counsel to the Bank in connection with the transactions contemplated by this Second Amendment.

     11. WAIVER OF DEFENSES. In consideration of the Bank's execution of this Second Amendment, the Borrower and the Guarantors do hereby irrevocably waive any and all claims and/or defenses to payment on any indebtedness owed by any of them to the Bank that may exist as of the date of execution of this Second Amendment.

     12. AMENDMENTS. THE LOAN AGREEMENT AND THIS SECOND AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S. 6:<section>1121, ET SEQ. THERE ARE NO ORAL AGREEMENTS BETWEEN THE BANK, THE BORROWER, MARINE, AVIATION, AND HAMILTON. THE LOAN AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE BORROWER, AVIATION, MARINE, HAMILTON AND THE BANK, WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE LOAN AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, MAY NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY THE BORROWER, AVIATION, MARINE, HAMILTON AND THE BANK.

     13. GOVERNING LAW: COUNTERPARTS. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This Second Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument.

     14. CONTINUED EFFECT. Except as expressly modified herein, the Loan Agreement shall continue in full force and effect. The Loan Agreement as amended herein is hereby ratified and confirmed by the parties hereto.


           [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered as of the date hereinabove provided by the authorized officers each hereunto duly authorized.

                              OMNI ENERGY SERVICES CORP.


                              By:  /s/  David A. Jeansonne
                                   ------------------------
                                   Name:  David A. Jeansonne
                                   Title:  Chairman of the Board and
                                           Chief Executive Officer


                              AMERICAN AVIATION L.L.C.
                              BY: OMNI ENERGY SERVICES CORP.,
                                      AS SOLE MEMBER


                              By:  /s/  David A. Jeansonne
                                   ------------------------
                                   Name:  David A. Jeansonne
                                   Title:  Chairman of the Board and
                                           Chief Executive Officer


                              OMNI MARINE & SUPPLY, INC.


                              By:  /s/  David A. Jeansonne
                                   ------------------------
                                   Name:  David A. Jeansonne
                                   Title:  Chairman of the Board and
                                           Chief Executive Officer


                              HAMILTON DRILL TECH INC.


                              By:  /s/  David A. Jeansonne
                                   ------------------------
                                   Name:  David A. Jeansonne
                                   Title:  Chairman of the Board and
                                           Chief Executive Officer


                              HIBERNIA NATIONAL BANK


                              By:  /s/  Tammy M. Angelety
                                   ------------------------
                                   Name:  Tammy M. Angelety
                                   Title:  Assistant Vice President